TEMPLETON LATIN
AMERICA FUND


YOUR FUND'S OBJECTIVE:

The Templeton Latin America Fund seeks long-term capital appreciation through investing at least 65% of its total assets in equity and debt securities of issuers in Latin America.

MARCH 31, 1997
Dear Shareholder:

We are pleased to bring you the annual report of the Templeton Latin America Fund for the 12 months ended March 31, 1997. During this period, many Latin American stock markets performed well in an environment of improved fiscal and monetary policies, rising corporate earnings, and the increased level of capital flows into the region. As shown in the Performance Summary on page 7, the Fund's Class I shares delivered a one-year cumulative total return of 18.34%.

On March 31, 1997, Brazil was the Fund's largest geographic exposure. Although its fiscal deficit increased during the reporting period, Brazil's economy experienced strong growth and inflation was relatively low, compared with previous years. Despite some currency weakness, the Brazilian stock market appreciated 83.5% during the fiscal year, as shares of parastatals (state-owned

TEMPLETON LATIN AMERICA FUND

Geographic Distribution on 3/31/97
Based on Total Net Assets

[PIE CHART]

Brazil                              34.6%
Mexico                              27.9%
Argentina                           16.7%
Peru                                 6.8%
Colombia                             4.1%
Chile                                2.6%
Ecuador                              1.1%
Short-Term Obligations &
 Other Net Assets                    6.2%



companies) performed exceptionally well.(1) In our view, these stocks, primarily telecommunications and electric utility companies, posted large gains because many investors believed the Brazilian government would privatize most parastatals in the near future. These investors seemed to think that, in order to maximize the selling prices of these firms, the Brazilian government would liberalize regulated tariff structures that historically had kept telephone and electricity rates below international levels. During the period, these rates did begin to rise, benefiting the Fund's top holding, Telebras-Telecomunicacoes Brasileiras SA (Telebras), whose share price appreciated more than 105%, as measured in U.S. dollars, during the twelve months under review.

Argentina was another area of strength for the Fund. After poor economic growth in 1995, its gross domestic product increased at an estimated rate of 4.4% in 1996 -- more than most economists had forecast. This helped spark investor interest, and drove Argentina's equity prices 39.6% higher than they had been at the beginning of the Fund's fiscal year.(2)

During the reporting period, Mexico continued to recover from its December 1994 peso devaluation. It completed repayment to the U.S. Treasury of the entire amount it had borrowed during this financial crisis. Mexico's interest rates and inflation declined, and its trade balance also remained healthy. This

(1.) SOURCE: BLOOMBERG. PRICE APPRECIATION IS MEASURED IN U.S. DOLLARS, AND INCLUDES REINVESTED DIVIDENDS.

(2.) SOURCE: BLOOMBERG. PRICE APPRECIATION IS MEASURED IN U.S. DOLLARS, AND INCLUDES REINVESTED DIVIDENDS.

combination of events boosted investor confidence, and the Mexican stock market rose 17.1% from March 31, 1996, to March 31, 1997.(3)

Throughout the period, we maintained a conservative bottom-up investment approach in searching for undervalued equities. We did not attempt to match weightings of our benchmark index, and region asset allocation was simply a result of individual stock selection. We added to our holdings of Telebras, and initiated positions in Telecomunicacoes de Minas Gerais SA and Telecomunicacoes de Sao Paulo SA because we believe that deregulation of Brazil's telephone industry could benefit these companies. We also purchased shares of DESC SA, a Mexican industrial conglomerate with an auto parts and petrochemical business that has been growing, and increased our holdings of Grupo Financiero Banamex Accival SA, Mexico's largest bank, and Empresas ICA Sociedad Controladora SA, Latin America's biggest construction company. Expecting higher demand for oil, we added to our positions of the Argentinean oil companies YPF Sociedad Anonima and Perez Companc SA. As measured in U.S. dollars, the share price of the latter, one of the Fund's top ten holdings, rose 36.6% during the twelve months under review.

TEMPLETON LATIN AMERICA FUND

Portfolio Breakdown on 3/31/97
Based on Total Net Assets

[PIE CHART]


                  Telecommunications                      19.8%
                  Banking                                 14.4%
                  Metals & Mining                          7.9%
                  Food & Household
                   Products                                7.7%
                  Energy Sources                           7.0%
                  Forest Products & Paper                  6.4%
                  Multi-Industry                           6.2%
                  Utilities - Electrical & Gas             3.5%
                  Merchandising                            3.2%
                  Other Industries                        17.7%
                  Short-Term Obligations &
                   Other Net Assets                        6.2%


Our quest for value took us into peripheral, as well as major markets. In Ecuador, we initiated a position in La Cemento Nacional CA, which we considered one of the world's most undervalued cement stocks. We also purchased shares of Compania Boliviana de Energia Electrica SA, which we sold at a profit when the company was


(3.) SOURCE: BLOOMBERG. PRICE APPRECIATION IS MEASURED IN U.S. DOLLARS, AND INCLUDES REINVESTED DIVIDENDS.

             TEMPLETON LATIN AMERICA FUND
             Top 10 Holdings on 3/31/97
             Based on Total Net Assets
             COMPANY,                                       % OF TOTAL
             INDUSTRY, COUNTRY                              NET ASSETS

             Telebras-Telecomunicacoes Brasileiras SA
             Telecommunications, Brazil                        4.8%

             Cia Vale do Rio Doce, pfd., ADR
             Metals & Mining, Brazil                           4.1%

             Banco Ganadero SA
             Banking, Colombia                                 3.9%

             Grupo Financiero Banamex Accival SA, B
             Banking, Mexico                                   3.9%

             Telecomunicacoes de Minas Gerais SA
             Telecommunications, Brazil                        3.7%

             Empaques Ponderosa SA de CV, B
             Forest Products & Paper, Mexico                   3.6%

             Perez Companc SA, B
             Energy Sources, Argentina                         3.3%

             Banco Bradesco SA, pfd
             Banking, Brazil                                   3.0%

             Credicorp. Ltd.
             Banking, Peru                                     2.9%

             Aracruz Celulose SA, ADR
             Forest Products & Paper, Brazil                   2.8%

FOR A DETAILED LISTING OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 15 OF THIS REPORT.



bought out by Liberty Power and Cogentrix, two U.S.-based companies.
Since these markets were not included in any regional indices, this demonstrates our commitment to the search for stocks we consider bargains throughout Latin America.

Looking forward, we are optimistic about potential long-term investment opportunities in Latin America. Many of the countries in the region appear to be committed to market-oriented reforms, and have changed their spending habits and rejuvenated their economies. In our opinion, the emphasis placed on savings by Latin American governments may help to reduce dependence upon foreign capital, and the region's economies may also benefit from the high percentage of young people entering the work force.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

It is important to remember that investing in emerging markets concentrated in a single region involves special considerations, which may include risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus. While short-term volatility can be disconcerting, declines of as much as 30% to 40% are not unusual in emerging markets. For example, the Mexican stock market has increased more than 99.8% in the last five years, but has suffered four declines of more than 10% during that time.(4)

We thank you for investing in the Templeton Latin America Fund, and welcome any comments or suggestions you may have.

Sincerely,



/s/Stephen S. Oler


Stephen S. Oler
Portfolio Manager
Templeton Latin America Fund


(4.) SOURCE: BLOOMBERG. BASED ON QUARTERLY PERCENTAGE PRICE CHANGE OVER THE FIVE-YEAR PERIOD ENDED MARCH 31, 1997.

-------------------------------------------------------------------------------

CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY
CLASS I


The Templeton Latin America Fund Class I shares provided a cumulative total return of 18.34% for the one-year period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We always maintain a long-term perspective when managing the Fund, and encourage our shareholders to view their investments in a similar manner.

The price of the Fund's shares, as measured by net asset value, increased $1.81, from $10.53 on March 31, 1996, to $12.34 on March 31, 1997. During the reporting period, Class I shares paid distributions of 7.5 cents ($0.075) per share in income dividends and 3 cents ($0.03) per share in short-term capital gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class I shares since inception with the unmanaged International Finance Corporation Investable (IFCI) Latin America Index. This index measures the total return of equities in seven Latin American countries (Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela) as if they were in one market, and includes reinvested dividends. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

TEMPLETON LATIN AMERICA FUND
CLASS I

Total Return Index Comparison
$10,000 Investment (5/8/95-3/31/97)


TEMPLETON LATIN AMERICA FUND - CLASS I  VS.  IFCI LATIN AMERICA INDEX

$10,000 Investment from Inception
(5/8/95 - 3/31/97)

  DATE           Templeton Latin America Fund - Class I        IFCI Latin America Index
  5/8/95                $ 9,425                                       $10,000
 5/31/95                $ 9,453                                       $ 9,579
 6/30/95                $ 9,406                                       $ 9,779
 7/31/95                $ 9,482                                       $10,303
 8/31/95                $ 9,604                                       $10,448
 9/30/95                $ 9,632                                       $10,319
10/31/95                $ 9,340                                       $ 9,332
11/30/95                $ 9,284                                       $ 9,655
12/31/95                $ 9,464                                       $ 9,842
 1/31/96                $10,226                                       $10,802
 2/29/96                $ 9,940                                       $10,205
 3/31/96                $10,035                                       $10,369
 4/30/96                $10,369                                       $10,894
 5/31/96                $10,621                                       $11,192
 6/30/96                $10,678                                       $11,391
 7/31/96                $10,210                                       $10,889
 8/31/96                $10,544                                       $11,185
 9/30/96                $10,583                                       $11,401
10/31/96                $10,277                                       $11,150
11/30/96                $10,449                                       $11,237
12/31/96                $10,567                                       $11,535
 1/31/97                $11,586                                       $12,598
 2/28/97                $12,230                                       $13,422
 3/31/97                $11,865                                       $13,280

* INCLUDES ALL SALES CHARGES.

1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.



TEMPLETON LATIN AMERICA FUND
CLASS I

Periods ended 3/31/97

                                               Since
                                             Inception
                                   One-Year   (5/8/95)
Cumulative Total Return(1)          18.34%      25.89%

Average Annual Total Return(2)      11.54%       9.43%

Value of $10,000 Investment(3)    $11,154     $11,865

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND DOES NOT INCLUDE THE INITIAL SALES CHARGE.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND INCLUDES THE MAXIMUM 5.75% INITIAL SALES CHARGE.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS, AND INCLUDE THE MAXIMUM 5.75% INITIAL SALES CHARGE.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S INVESTMENT MANAGER AND FUND ADMINISTRATOR HAVE AGREED IN ADVANCE TO REDUCE A PORTION OF THEIR RESPECTIVE FEES AND, IN THE CASE OF THE FUND ADMINISTRATOR, TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THEY HAD NOT TAKEN THIS ACTION, THE TOTAL RETURNS FOR CLASS I SHARES WOULD HAVE BEEN LOWER. AFTER AUGUST 1, 1997, THE FEE REDUCTION AND EXPENSE REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME UPON NOTICE TO THE FUND'S BOARD OF TRUSTEES.

PERFORMANCE SUMMARY
CLASS II


The Templeton Latin America Fund Class II shares provided a cumulative total return of 17.62% for the one-year period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We always maintain a long-term perspective when managing the Fund, and encourage our shareholders to view their investments in a similar manner.

The price of the Fund's shares, as measured by net asset value, increased $1.79, from $10.49 on March 31, 1996, to $12.28 on March 31, 1997. During the reporting period, Class II shares paid distributions of 2.06 cents ($0.0206) per share in income dividends and 3 cents ($0.03) per share in short-term capital gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class II shares since inception with the unmanaged International Finance Corporation Investable (IFCI) Latin America Index. This index measures the total return of equities in seven Latin American countries (Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela) as if they were in one market, and includes reinvested dividends. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

TEMPLETON LATIN AMERICA FUND
CLASS II

Total Return Index Comparison
$10,000 Investment (5/8/95-3/31/97)


TEMPLETON LATIN AMERICA FUND - CLASS II  VS.  IFCI LATIN AMERICA INDEX

$10,000 Investment from Inception
(5/8/95 - 3/31/97)

  DATE          Templeton Latin America Fund - Class II                IFCI Latin America Index
  5/8/95                      $ 9,901                                          $10,000
 5/31/95                      $ 9,911                                          $ 9,579
 6/30/95                      $ 9,861                                          $ 9,779
 7/31/95                      $ 9,941                                          $10,303
 8/31/95                      $10,059                                          $10,448
 9/30/95                      $10,089                                          $10,319
10/31/95                      $ 9,772                                          $ 9,332
11/30/95                      $ 9,713                                          $ 9,655
12/31/95                      $ 9,903                                          $ 9,842
 1/31/96                      $10,691                                          $10,802
 2/29/96                      $10,392                                          $10,205
 3/31/96                      $10,482                                          $10,369
 4/30/96                      $10,811                                          $10,894
 5/31/96                      $11,078                                          $11,192
 6/30/96                      $11,128                                          $11,391
 7/31/96                      $10,628                                          $10,889
 8/31/96                      $10,968                                          $11,185
 9/30/96                      $11,008                                          $11,401
10/31/96                      $10,688                                          $11,150
11/30/96                      $10,868                                          $11,237
12/31/96                      $10,972                                          $11,535
 1/31/97                      $12,035                                          $12,598
 2/28/97                      $12,696                                          $13,422
 3/31/97                      $12,315                                          $13,280


* INCLUDES ALL SALES CHARGES.

1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.




TEMPLETON LATIN AMERICA FUND
CLASS II

Periods ended 3/31/97

                                               Since
                                             Inception
                                One-Year      (5/8/95)
Cumulative Total Return(1)        17.62%       24.29%

Average Annual Total Return(2)    15.44%       11.54%

Value of $10,000 Investment(3)  $11,544      $12,305


1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND DOES NOT INCLUDE SALES CHARGES.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS. IT INCLUDES THE DEDUCTION OF THE 1.0% INITIAL SALES CHARGE AND THE 1.0% CONTINGENT DEFERRED SALES CHARGE APPLICABLE TO SHARES REDEEMED WITHIN THE FIRST 18 MONTHS OF INVESTMENT.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS AND INCLUDE ALL SALES CHARGES.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS IN NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S INVESTMENT MANAGER AND FUND ADMINISTRATOR HAVE AGREED IN ADVANCE TO REDUCE A PORTION OF THEIR RESPECTIVE FEES AND, IN THE CASE OF THE FUND ADMINISTRATOR, TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THEY HAD NOT TAKEN THIS ACTION, THE TOTAL RETURNS FOR CLASS II SHARES WOULD HAVE BEEN LOWER. AFTER AUGUST 1, 1997, THE FEE REDUCTION AND EXPENSE REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME UPON NOTICE TO THE FUND'S BOARD OF TRUSTEES.

PERFORMANCE SUMMARY
ADVISOR CLASS


The Templeton Latin America Fund Advisor Class shares produced an aggregate total return of 13.09% from inception on January 1, 1997 through March 31, 1997. The price of the Fund's shares, as measured by net asset value, increased $1.43, from $10.92 on January 2, 1997 (day of commencement of sales), to $12.35 on March 31, 1997. Of course, past performance is not predictive of future results.


TEMPLETON LATIN AMERICA FUND
ADVISOR CLASS

Period ended March 31, 1997


                                              Since
                                            Inception
                                            (1/1/97)
Aggregate Total Return*                      13.09%


*AGGREGATE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIOD. SINCE ADVISOR CLASS SHARES HAVE BEEN IN EXISTENCE FOR LESS THAN ONE YEAR, AVERAGE ANNUAL TOTAL RETURNS ARE NOT PROVIDED.

NOTE: INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S INVESTMENT MANAGER AND FUND ADMINISTRATOR HAVE AGREED IN ADVANCE TO REDUCE A PORTION OF THEIR RESPECTIVE FEES AND, IN THE CASE OF THE FUND ADMINISTRATOR, TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THEY HAD NOT TAKEN THIS ACTION, THE TOTAL RETURN FOR THE ADVISOR CLASS SHARES WOULD HAVE BEEN LOWER. AFTER AUGUST 1, 1997, THE FEE REDUCTION AND EXPENSE REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME UPON NOTICE TO THE FUND'S BOARD OF TRUSTEES.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.


THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

BY PROFESSOR
ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON LATIN AMERICA FUND
Financial Highlights

-------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE -- CLASS I
(For a share outstanding throughout the period)

                                                                                                         MAY 8, 1995
                                                                                                        (COMMENCEMENT
                                                                                    YEAR ENDED        OF OPERATIONS) TO
                                                                                  MARCH 31, 1997       MARCH 31, 1996
                                                                                ------------------    ----------------
Net asset value, beginning of period                                                 $  10.53              $ 10.00
                                                                                      -------               ------
Income from investment operations:
  Net investment income                                                                   .06                  .12
  Net realized and unrealized gain                                                       1.86                  .51
                                                                                      -------               ------
Total from investment operations                                                         1.92                  .63
                                                                                      -------               ------
Distributions:
  Dividends from net investment income                                                   (.08)                (.10)
  Distributions from net realized gains                                                  (.03)                  --
                                                                                      -------               ------
Total distributions                                                                      (.11)                (.10)
                                                                                      -------               ------
Change in net asset value                                                                1.81                  .53
                                                                                      -------               ------
Net asset value, end of period                                                       $  12.34              $ 10.53
                                                                                      =======               ======
TOTAL RETURN*                                                                          18.34%                6.37%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                                      $ 18,923              $ 5,150
Ratio of expenses to average net assets                                                 3.10%                4.02%**
Ratio of expenses, net of reimbursement, to average net assets                          2.35%                2.35%**
Ratio of net investment income to average net assets                                     .50%                1.71%**
Portfolio turnover rate                                                                 3.72%                   --
Average commission rate paid (per share)                                             $  .0003              $ .0004

* TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

TEMPLETON LATIN AMERICA FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS II
(For a share outstanding throughout the period)

                                                                                                         MAY 8, 1995
                                                                                                        (COMMENCEMENT
                                                                                      YEAR ENDED      OF OPERATIONS) TO
                                                                                    MARCH 31, 1997     MARCH 31, 1996
                                                                                    --------------    ----------------
Net asset value, beginning of period                                                  $    10.49           $ 10.00
                                                                                         -------            ------
Income from investment operations:
  Net investment income (loss)                                                              (.01)              .08
  Net realized and unrealized gain                                                          1.85               .48
                                                                                         -------            ------
Total from investment operations                                                            1.84               .56
                                                                                         -------            ------
Distributions:
  Dividends from net investment income                                                      (.02)             (.07)
  Distributions from net realized gains                                                     (.03)               --
                                                                                         -------            ------
Total distributions                                                                         (.05)             (.07)
                                                                                         -------            ------
Change in net asset value                                                                   1.79               .49
                                                                                         -------            ------
Net asset value, end of period                                                        $    12.28           $ 10.49
                                                                                         =======            ======
TOTAL RETURN*                                                                             17.62%             5.67%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                                       $    3,524           $ 1,351
Ratio of expenses to average net assets                                                    3.84%             4.67%**
Ratio of expenses, net of reimbursement, to average net assets                             3.00%             3.00%**
Ratio of net investment income (loss) to average net assets                               (.15)%             1.14%**
Portfolio turnover rate                                                                    3.72%                --
Average commission rate paid (per share)                                              $    .0003           $ .0004

* TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

TEMPLETON LATIN AMERICA FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- ADVISOR CLASS
(For a share outstanding throughout the period)

                                                                                                      FOR THE PERIOD
                                                                                                     JANUARY 2, 1997+
                                                                                                         THROUGH
                                                                                                      MARCH 31, 1997
                                                                                                     ----------------
Net asset value, beginning of period                                                                      $10.92
                                                                                                         -------
Income from investment operations:
  Net investment income                                                                                      .02
  Net realized and unrealized gain                                                                          1.41
                                                                                                         -------
Total from investment operations                                                                            1.43
                                                                                                         -------
Change in net asset value                                                                                   1.43
                                                                                                         -------
Net asset value, end of period                                                                            $12.35
                                                                                                         =======
TOTAL RETURN*                                                                                             13.09%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                                                           $   71
Ratio of expenses to average net assets                                                                    2.08%**
Ratio of expenses, net of reimbursement, to average net assets                                             2.00%**
Ratio of net investment income to average net assets                                                        .82%**
Portfolio turnover rate                                                                                    3.72%
Average commission rate paid (per share)                                                                  $.0003

*  NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
+  COMMENCEMENT OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON LATIN AMERICA FUND
Investment Portfolio, March 31, 1997

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                 COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 62.4%
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 2.6%
                            *Ciadea SA                                            Arg.         98,500    $   438,391
                            *Consorcio G Grupo Dina SA de CV, ADR                 Mex.         59,000        147,500
                                                                                                         -----------
                                                                                                             585,891
---------------------------------------------------------------------------------------------------------------------
BANKING: 9.5%
                             Banco de Galicia y Buenos Aires SA, B                Arg.         21,645        132,487
                             Banco Ganadero SA, ADR                               Col.         13,800        434,700
                             Corporacion Financiera del Valle, ADR, B, 144A       Col.          8,906         33,399
                             Credicorp, Ltd.                                      Per.         27,900        652,162
                            *Grupo Financiero Banamex Accival SA, B               Mex.        386,000        880,116
                                                                                                         -----------
                                                                                                           2,132,864
---------------------------------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO:
  1.1%
                             Cristalerias de Chile SA, ADR                        Chil.         12,200        257,725
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS &
  COMPONENTS: 0.7%
                            *Corcemar Corp.                                       Arg.         11,626         70,348
                            *Mirgor SA Comercial Industrial Financiera
                               Inmobiliari Agropecuaria, ADR, 144A                Arg.         34,000         89,250
                                                                                                         -----------
                                                                                                             159,598
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING:
  2.3%
                            *Empresas ICA Sociedad Controladora SA, ADR           Mex.         32,500        515,937
---------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 6.6%
                             Perez Companc SA, B                                  Arg.         96,710        747,680
                             Transportadora de Gas del Sur SA, ADR B              Arg.          9,200        118,450
                             YPF Sociedad Anonima, ADR                            Arg.         23,300        617,450
                                                                                                         -----------
                                                                                                           1,483,580
---------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD
  PRODUCTS: 5.0%
                             Grupo industrial Maseca SA de CV, ADR B              Mex.          9,700        151,562
                             Herdez SA de CV, A                                   Mex.        300,000        127,499
                             Panamerican Beverages Inc., A                        Mex.          9,600        257,400
                            *Pepsi-Gemex SA de CV                                 Mex.         43,500         73,510
                             Tablex SA de CV                                      Mex.        145,000        512,012
                                                                                                         -----------
                                                                                                           1,121,983
---------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER:
  6.4%
                            *Aracruz Celulose SA, ADR                            Braz.         35,050        639,662
                            *Empaques Ponderosa SA de CV, B                       Mex.      1,291,500        807,849
                                                                                                         -----------
                                                                                                           1,447,511
---------------------------------------------------------------------------------------------------------------------

TEMPLETON LATIN AMERICA FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                   COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 1.5%
                            Madeco Manufacturera de Cobre SA, ADR                    Chil.         12,100    $   323,675
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 2.4%
                            Cifra SA de CV, A                                         Mex.         25,073         34,023
                            Cifra SA, C                                               Mex.        362,000        506,741
                                                                                                             -----------
                                                                                                                 540,764
---------------------------------------------------------------------------------------------------------------------
METALS & MINING: 3.8%
                            Companhia Siderurgica Nacional                           Braz.      9,700,000        347,890
                           *Grupo Mexico SA de CV, B                                  Mex.        117,000        391,008
                           *Grupo Simec SA de CV, ADR                                 Mex.         35,000        122,500
                                                                                                             -----------
                                                                                                                 861,398
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 6.2%
                            Alfa SA de CV, A                                          Mex.         45,000        252,822
                            Alfa SA de CV, A 144A                                     Mex.         37,000        207,876
                            Banco De Credito del Peru                                 Per.         98,898        169,774
                            Banco Wiese, ADR                                          Per.         18,000        112,500
                           *DESC SA, B                                                Mex.         61,600        411,728
                            La Cemento Nacional CA, GDR                               Ecu.            820        197,620
                            La Cemento Nacional CA, GDR, 144a                         Ecu.            200         48,200
                                                                                                             -----------
                                                                                                               1,400,520
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 10.7%
                            Cpt-Telefonica del Peru SA, B                             Per.        266,000        590,108
                            Telebras-Telecomunicacoes Brasileiras SA                 Braz.        611,975         61,697
                            Telecom Argentina Stet France SA, ADR                     Arg.         10,900        501,400
                            Telecomunicacoes de Minas Gerais SA                      Braz.      1,635,113        219,199
                            Telefonica de Argentina SA, B, ADR                        Arg.         17,100        502,313
                            Telesp-Telecomunicacoes de Sao Paulo SA                  Braz.         16,587          4,150
                            Telmex-Telefonos de Mexico SA, L, ADR                     Mex.         13,500        519,750
                                                                                                             -----------
                                                                                                               2,398,617
---------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 0.1%
                            Coteminas Cia Tecidos Norte de Minas                     Braz.         70,000         26,434
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 1.7%
                            Transportacion Maritima Mexicana SA de CV, ADR, A         Mex.         38,400        168,000
                            Transportacion Maritima Mexicana SA de CV, L, ADR         Mex.         36,900        202,950
                                                                                                             -----------
                                                                                                                 370,950
---------------------------------------------------------------------------------------------------------------------

TEMPLETON LATIN AMERICA FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

INDUSTRY                    ISSUE                                                   COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL &
  GAS: 1.8%
                            Central Costanera SA, ADR, 144A                           Arg.          9,100    $   324,188
                            Central Puerto SA, ADR                                    Arg.          4,700         75,211
                                                                                                             -----------
                                                                                                                 399,399
                                                                                                             -----------
TOTAL COMMON STOCKS
  (cost $12,942,980)                                                                                          14,026,846
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 31.4%
---------------------------------------------------------------------------------------------------------------------
                            Banco Bradesco SA, pfd.                                  Braz.     80,450,730        664,568
                            Banco Ganadero SA, pfd., ADR C                            Col.         17,600        446,600
                            Ceval Alimentos SA, pfd.                                 Braz.     58,500,000        629,596
                            Cia Brasileira de Petroleo Ipiranga, pfd.                Braz.     39,710,000        629,812
                            Cia de Inversiones en Telecomunicaciones   SA,
                              7.00%, conv., pfd.                                      Arg.          2,350        137,475
                            Cia Energetica de Minas Gerais, pfd., ADR                Braz.          9,200        391,920
                            Cia Vale do Rio Doce, pfd., ADR                          Braz.         40,400        919,179
                            Coteminas Cia Tecidos Norte de Minas, pfd.               Braz.      1,491,000        596,822
                            Lojas Americanas SA, pfd.                                Braz.     13,100,000        175,615
                            Petrobras-Petroleo Brasileiro SA, pfd.                   Braz.        480,000         95,388
                            Telebras-Telecomunicacoes Brasileiras SA, pfd.           Braz.         10,429          1,079
                            Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR      Braz.          9,850      1,008,394
                            Telecomunicacoes de Minas Gerais SA, pfd.                Braz.      4,585,000        621,145
                            Telesp-Telecomunicacoes de Sao Paulo SA, pfd.            Braz.      1,177,057        298,917
                            Weg SA, pfd.                                             Braz.        839,600        459,721
                                                                                                             -----------
TOTAL PREFERRED STOCKS
  (cost $6,610,481)                                                                                            7,076,231
---------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL IN
                                                                                            LOCAL CURRENCY**
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS:
  9.5% (cost $2,148,390)
---------------------------------------------------------------------------------------------------------------------
                            U. S. Treasury Bills, 4.53% to 5.08% with
                                maturities to 6/19/97                                 U.S.      2,164,000      2,148,410
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 103.3%
  (cost $21,701,851)                                                                                          23,251,487
OTHER ASSETS, LESS
  LIABILITIES: (3.3)%                                                                                           (733,330)
                                                                                                             -----------
TOTAL NET ASSETS: 100.0%                                                                                     $22,518,157
                                                                                                             ===========

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON LATIN AMERICA FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
   Investments in securities, at value
      (identified cost $21,701,851)           $23,251,487
   Cash                                           194,377
   Receivables:
      Fund shares sold                            402,533
      Dividends                                    43,308
      Fee reimbursement                             1,891
   Unamortized organization costs                  54,468
                                              -----------
         Total assets                          23,948,064
                                              -----------
Liabilities:
   Payables:
      Investment securities purchased             983,221
      Fund shares redeemed                        383,309
   Accrued expenses                                63,377
                                              -----------
         Total liabilities                      1,429,907
                                              -----------
Net assets, at value                          $22,518,157
                                              ===========
Net assets consist of:
   Undistributed net investment income        $     3,128
   Net unrealized appreciation                  1,549,636
   Dividends paid in excess of net realized
     gains                                           (856)
   Net capital paid in on shares of
      beneficial interest                      20,966,249
                                              -----------
Net assets, at value                          $22,518,157
                                              ===========
Class I
   Net asset value per share
      ($18,923,209 divided by
      1,533,851 shares outstanding)           $     12.34
                                              ===========
   Maximum offering price
      ($12.34 divided by 94.25%)              $     13.09
                                              ===========
Class II
   Net asset value per share
      ($3,523,806 divided by 286,940 shares
      outstanding)                            $     12.28
                                              ===========
   Maximum offering price
      ($12.28 divided by 99.00%)              $     12.40
                                              ===========
Advisor Class
   Net asset value per share
      ($71,142 divided by 5,759 shares
      outstanding)                            $     12.35
                                              ===========

STATEMENT OF OPERATIONS
for the year ended March 31, 1997

Investment income:
   (net of $13,066 foreign
   taxes withheld)
   Dividends                        $  216,811
   Interest                             87,245
                                    ----------
      Total income                               $  304,056
Expenses:
   Management fees (Note 3)            133,551
   Administrative fees (Note 3)         16,026
   Distribution fees (Note 3)
         Class I                        29,850
         Class II                       21,504
   Transfer agent fees (Note 3)         28,250
   Custodian fees                       11,750
   Reports to shareholders              21,000
   Audit fees                            8,100
   Legal fees                            4,050
   Registration and filing fees         53,700
   Trustees' fees and expenses             225
   Amortization of organization
     costs                              18,064
   Other                                   519
                                    ----------
      Total expenses                   346,589
   Less expenses reimbursed
      (Note 3)                         (82,124)
                                    ----------
      Total expenses less
         reimbursement                              264,465
                                                 ----------
         Net investment income                       39,591
Realized and unrealized gain
  (loss):
   Net realized gain (loss) on:
      Investments                       49,055
      Foreign currency
        transactions                   (23,461)
                                    ----------
                                        25,594
   Net unrealized appreciation
      on investments                 1,357,093
                                    ----------
      Net realized and
         unrealized gain                          1,382,687
                                                 ----------
Net increase in net assets
   resulting from operations                     $1,422,278
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON LATIN AMERICA FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      MAY 8, 1995
                                                                                                   (COMMENCEMENT OF
                                                                                   YEAR ENDED       OPERATIONS) TO
                                                                                 MARCH 31, 1997     MARCH 31, 1996
                                                                                 --------------    -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                       $     39,591        $    56,599
      Net realized gain on investment and foreign currency transaction                  25,594                512
      Net unrealized appreciation                                                    1,357,093            192,543
                                                                                   -----------         ----------
         Net increase in net assets resulting from operations                        1,422,278            249,654
   Distributions to shareholders:
      From net investment income
         Class I                                                                       (47,435)           (35,519)
         Class II                                                                       (3,376)            (7,244)
      From net realized gain
         Class I                                                                       (20,552)                --
         Class II                                                                       (5,898)                --
   Fund share transactions (Note 2)
         Class I                                                                    12,752,973          4,989,263
         Class II                                                                    1,850,205          1,305,303
         Advisor Class                                                                  68,505                 --
                                                                                   -----------         ----------
            Net increase in net assets                                              16,016,700          6,501,457
Net assets:
   Beginning of period                                                               6,501,457                 --
                                                                                   -----------         ----------
   End of period                                                                  $ 22,518,157        $ 6,501,457
                                                                                   ===========         ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Latin America Fund (the Fund) is a separate diversified series of Templeton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities and debt obligations of issuers in Latin American countries. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Effective January 2, 1997, the Fund offers three classes of shares: Class I, Class II and Advisor Class shares. Prior to this date, only Class I and Class II shares were offered. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                    CLASS I
                                                                 ----------------------------------------------
                                                                                               FOR THE PERIOD
                                                                                                 MAY 8, 1995
                                                                                              (COMMENCEMENT OF
                                                                     YEAR ENDED              OPERATIONS) THROUGH
                                                                   MARCH 31, 1997              MARCH 31, 1996
                                                               ----------------------       ---------------------
                                                               SHARES        AMOUNT         SHARES       AMOUNT
                                                              --------     -----------     --------    ----------
           Shares sold                                        1,760,552    $21,123,956      601,968    $ 6,143,719
           Shares issued on reinvestment of distributions         5,419         57,611        3,013         29,565
           Shares redeemed                                     (721,346)    (8,428,594)    (115,755)    (1,184,021)
                                                              ---------     ----------     --------    -----------
           Net increase                                       1,044,625    $12,752,973      489,226    $ 4,989,263
                                                              =========     ==========     ========    ===========

                                                                                    CLASS II
                                                                 ----------------------------------------------
                                                                                               FOR THE PERIOD
                                                                                                 MAY 8, 1995
                                                                                              (COMMENCEMENT OF
                                                                     YEAR ENDED              OPERATIONS) THROUGH
                                                                   MARCH 31, 1997              MARCH 31, 1996
                                                               ----------------------       ---------------------
                                                               SHARES        AMOUNT         SHARES       AMOUNT
                                                              --------     -----------     --------    ----------
           Shares sold                                          173,080    $ 2,019,340      131,412    $ 1,332,030
           Shares issued on reinvestment of distributions           840          8,969          738          7,232
           Shares redeemed                                      (15,804)      (178,104)      (3,326)       (33,959)
                                                              ---------     ----------     --------    -----------
           Net increase                                         158,116    $ 1,850,205      128,824    $ 1,305,303
                                                              =========     ==========     ========    ===========

                                                                   ADVISOR CLASS
                                                               ----------------------
                                                                   FOR THE PERIOD
                                                                  JANUARY 2, 1997
                                                                      THROUGH
                                                                   MARCH 31, 1997
                                                               ----------------------
                                                               SHARES        AMOUNT
                                                              --------     -----------
           Shares sold                                            6,077        $72,544
           Shares redeemed                                         (318)        (4,039)
                                                                  -----        -------
           Net increase                                           5,759        $68,505
                                                                  =====        =======

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 1.25% of the Fund's average daily net assets. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum of the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TICI and FTSI have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 2.35%, 3.00% and 2.00% of average net assets of Class I, Class II and Advisor Class shares, respectively, through August 1, 1997. The amount of the reimbursement for the year ended March 31, 1997 is set forth in the Statement of Operations. For the year ended March 31, 1997, FTD received net commissions of $35,174 from the sale of the Fund's shares and FTIS received fees of $28,250.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1997, unreimbursed expenses amounted to $180,742. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales of $852 were paid to FTD for the year ended March 31, 1997.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received legal fees for the year ended March 31, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 aggregated $14,609,160 and $342,114, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                                $2,153,752
           Unrealized depreciation                                                                  (604,116)
                                                                                                   ---------
           Net unrealized appreciation                                                            $1,549,636
                                                                                                   =========

TEMPLETON LATIN AMERICA FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Templeton Latin America Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Latin America Fund as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Latin America Fund, as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                    /s/ McGladrey & Pullen, LLP

New York, New York
April 25, 1997

[MAP OF WORLD]

Templeton Latin America Fund

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report is preceded or accompanied by a current prospectus of the Templeton Latin America Fund, which contains more complete information, including charges and expenses. Like any investment in securities, the ability of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the Investment Managere, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore investors who cannot accept this risk should not invest in the shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLE LOGO]

TL418 A97 5/97


TEMPLETON
LATIN
AMERICA
FUND

Annual Report
March 31, 1997


[FRANKLIN TEMPLETON 50 YEARS LOGO]

[FRANKLIN TEMPLETON LOGO]